                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): May 27, 2005
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                                   NuCO2 Inc.
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               (Exact Name of Registrant as Specified in Charter)

          Florida                       0-27378                  65-0180800
          -------                       -------                  ----------
(State or Other Jurisdiction          (Commission             (IRS Employer
        of Incorporation)             File Number)           Identification No.)

                  2800 S.E. Market Place, Stuart, Florida           34997
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                  (Address of Principal Executive Offices)        (Zip Code)

       Registrant's telephone number, including area code: (772) 221-1754
                                                           --------------

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

          Check the  appropriate box below if the Form 8-K filing is intended to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

          |_| Written  communications  pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

          |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

          |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

          |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

            On May 27, 2005,  NuCO2 Inc. (the  "Company")  entered into a Credit
Agreement  with  Bank  of  America,  N.A.  ("Credit  Agreement").  A copy of the
Company's press release  relating to the Credit  Agreement is attached hereto as
Exhibit 99.1 and is incorporated by reference herein.

ITEM 2.01   TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

            On May 27,  2005,  concurrently  with the  Company's  entry into the
Credit Agreement, the Company terminated its credit agreement dated as of August
25,  2003,  as  amended,  with  BNP  Paribas  and the  other  various  financial institutions  party thereto  ("BNP Credit  Agreement").  In connection  with the termination  of the BNP  Credit  Agreement,  the  Company  paid all  outstanding indebtedness  thereunder.  A copy of the Company's press release relating to the termination of the BNP Credit  Agreement is attached  hereto as Exhibit 99.1 and is incorporated by reference herein.

ITEM 2.03   CREATION OF A DIRECT FINANCIAL  OBLIGATION OR AN OBLIGATION UNDER AN
            OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

            On May 27, 2005,  in connection  with the  Company's  entry into the
Credit  Agreement and the termination of the BNP Credit  Agreement,  the Company incurred a direct  financial  obligation of $34.6 million.  A copy of the Credit
Agreement is attached  hereto as Exhibit 10.1 and is  incorporated  by reference herein.

ITEM 9.01.  FINANCIAL STATEMENT AND EXHIBITS.

(c)         Exhibits

            Exhibit No.        Description
            -----------        -----------

            10.1               Credit  Agreement dated as of May 27, 2005, among
                               the Company,  each lender from time to time party
                               thereto   and   Bank   of   America,   N.A.,   as
                               Administrative  Agent,  Swing Line Lender and L/C
                               Issuer.

            99.1               Press Release dated June 2, 2005.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              NUCO2 INC.

Date: June 3, 2005                            By:  /s/ Eric M. Wechsler
                                                   -----------------------------
                                                   Eric M. Wechsler,
                                                   General Counsel